UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2006
CANCERVAX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-50440	52-2243564
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2110 Rutherford Road, Carlsbad, CA	92008
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (760) 494-4200

(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.03. Material Modification to Rights of Security Holders
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 3.1
EXHIBIT 4.1
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01. Entry into a Material Definitive Agreement.
Amendment to Merger Agreement
     On March 17, 2006, CancerVax Corporation (“CancerVax”), Carlsbad Acquisition Corporation (“Merger Sub”), Micromet, Inc. (“Micromet Parent”) and Micromet AG (“Micromet”) entered into Amendment No. 1 to Agreement and Plan of Merger and Reorganization (the “Merger Amendment”), amending the original Agreement and Plan of Merger and Reorganization entered into by the parties on January 6, 2006 (the “Merger Agreement”), which provides that Merger Sub will merge with and into Micromet Parent, with Micromet Parent surviving as a wholly-owned subsidiary of CancerVax and Micromet surviving as a wholly-owned subsidiary of Micromet Parent (the “Merger”). Under the Merger Amendment, the parties have agreed to permit Micromet Parent stockholders to adopt and approve the Merger Agreement by written consent, rather than through a meeting of the stockholders as contemplated by the original Merger Agreement.
     The foregoing description of the Merger Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Amendment. A copy of the Merger Amendment is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
Amendment to Rights Agreement
     Pursuant to the Merger Agreement, CancerVax and Mellon Investor Services LLC entered into a First Amendment to Rights Agreement, dated March 17, 2006 (the “Rights Amendment”), amending the original Rights Agreement dated November 3, 2004 (the “Rights Agreement”) between the parties. The effect of the Rights Amendment is to permit the Merger and the other transactions contemplated by the Merger Agreement to occur without triggering any distribution or other adverse event under the Rights Agreement. In particular, neither Micromet Parent, Micromet nor any of their stockholders shall become an Acquiring Person (as defined in the Rights Agreement) as a result of the execution of the Merger Agreement or the consummation of the transactions contemplated thereby.
     The foregoing description of the Rights Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Amendment. A copy of the Rights Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
Amendment of Employment Agreements
     On March 15, 2006, CancerVax entered into the First Amendment to Employment Agreement with Carol G. Gallagher, its Vice President, Sales, Marketing and Product Planning, amending the original Employment Agreement, dated June 14, 2005, and the First Amendment to Employment Agreement with Jeffrey S. Silverman, Vice President, Manufacturing Operations, amending the original Employment Agreement, dated June 23, 2005 (collectively, the “Employment Amendments”). The effect of the Employment Amendments is to remove the provisions in the original Employment Agreements with Ms. Gallagher and Mr. Silverman that provide for severance benefits in the event of a resignation for “Good Reason” (as defined in each original Employment Agreement). Instead, Ms. Gallagher and Mr. Silverman will be eligible for severance benefits under the Employment Agreements only in the event of a termination of employment by CancerVax without Cause (as defined in each original Employment Agreement).
     The foregoing description of the Employment Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Amendments. A copy of each

Employment Amendment is attached hereto as Exhibit 10.1 and Exhibit 10.2 and each is incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders.
     As described above, CancerVax and Mellon Investor Services LLC have entered into the Rights Amendment. The material terms of this transaction are described in Item 1.01 above and are incorporated herein by reference. As described below, CancerVax’s Board of Directors has amended and restated CancerVax’s bylaws. The material terms of the amendment and restatement are described in Item 5.03 below and are incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment to Bylaws
     Effective March 16, 2006, CancerVax’s Board of Directors approved and adopted the Second Amended and Restated Bylaws of CancerVax, amending and restating CancerVax’s bylaws to conform them to CancerVax’s Amended and Restated Certificate of Incorporation with respect to filling vacancies on the Board. Under Article III, Section 2 of CancerVax’s Second Amended and Restated Bylaws, each director appointed by the Board to fill a vacancy shall hold office for a term that coincides with the remaining term of the class to which such director was elected, rather than until the next annual election of directors as set forth in CancerVax’s Amended and Restated Bylaws. Additionally, under Article III, Section 1 of CancerVax’s Second Amended and Restated Bylaws, nine directors shall constitute the whole Board of Directors of CancerVax, rather than a number of directors not less than three and not more than fifteen.
     The foregoing description of the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Second Amended and Restated Bylaws. A copy of the Second Amended and Restated Bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated as of March 17, 2006, by and among CancerVax Corporation, Carlsbad Acquisition Corporation, Micromet, Inc. and Micromet AG

3.1	Second Amended and Restated Bylaws of CancerVax Corporation

4.1	First Amendment to Rights Agreement, dated March 17, 2006, between CancerVax Corporation and Mellon Investor Services LLC

10.1	First Amendment to Employment Agreement, dated March 15, 2006, between CancerVax Corporation and Carol G. Gallagher

10.2	First Amendment to Employment Agreement, dated March 15, 2006, between CancerVax Corporation and Jeffrey S. Silverman

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2006	CANCERVAX CORPORATION
	By:	/s/ William R. LaRue
	Name:	William R. LaRue
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated as of March 17, 2006, by and among CancerVax Corporation, Carlsbad Acquisition Corporation, Micromet, Inc. and Micromet AG

3.1	Second Amended and Restated Bylaws of CancerVax Corporation

4.1	First Amendment to Rights Agreement, dated March 17, 2006, between CancerVax Corporation and Mellon Investor Services LLC

10.1	First Amendment to Employment Agreement, dated March 15, 2006, between CancerVax Corporation and Carol G. Gallagher

10.2	First Amendment to Employment Agreement, dated March 15, 2006, between CancerVax Corporation and Jeffrey S. Silverman